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                                     EXHIBIT 10

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-86330 for Hartford Life and Annuity Insurance Company Separate Account Six on Form N-4.


                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
April 23, 1999